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                                                                    EXHIBIT 24.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 15, 1995 included in the Annual Report on Form 10-K of The Wiser Oil Company for the year ended December 31, 1994, and to all references to our firm included in this registration statement.


                                  ARTHUR ANDERSEN LLP


Dallas, Texas
September 5, 1995